UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund:	The Massachusetts Health & Education Tax-Exempt Trust (MHE)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, The Massachusetts Health & Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 – 06/30/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE   LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

The Massachusetts Health & Education Tax-Exempt Trust (MHE) SEMI-ANNUAL REPORT JUNE 30, 2008 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

A Letter to Shareholders

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed’s bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(11.91)%	(13.12)%

Small cap U.S. equities (Russell 2000 Index)	(9.37)%	(16.19)%

International equities (MSCI Europe, Australasia, Far East Index)	(10.96)%	(10.61)%

Fixed income (Lehman Brothers U.S. Aggregate Index)	1.13%	7.12%

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.02%	3.23%

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(1.08)%	(1.74)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2008 (Unaudited)

Investment Objective

The Massachusetts Health & Education Tax-Exempt Trust (MHE) (the “Trust”) seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in investment-grade obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

Performance

For the six months ended June 30, 2008, the Fund returned 0.64% based on market price and (1.47)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (1.69)% on a NAV basis. All returns reflect reinvestment of dividends. An overweight to holdings in the pre-refunded sector enhanced the Trust’s performance during the semi-annual period, as extreme uncertainty in fixed income markets prompted a broad flight to quality and Treasury issues rallied (yields fell as prices correspondingly rose). Significant exposure to the education sector also contributed positively to the Trust’s relative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on American Stock Exchange	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of June 30, 2008 ($11.74)[1]	5.01%
Tax Equivalent Yield[2]	7.71%
Current Monthly Distribution per Common Share[3]	$0.049
Current Annualized Distribution per Common Share[3]	$0.588
Leverage as of June 30, 2008[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Auction Market Preferred Shares (“Preferred Shares”) and Tender Option Bond Trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	6/30/08	12/31/07	Change		High	Low

Market Price	$11.74	$11.95	(1.76%	)	$12.90	$11.45
Net Asset Value	$12.60	$13.10	(3.82%	)	$13.50	$11.95

The following charts show the Trust’s portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	6/30/08	12/31/07

Education	51%	51%
Hospital	29	29
City, County & State	11	10
Industrial & Pollution Control	5	4
Housing	3	5
Transportation	1	1

Credit Quality Allocations[5]

Credit Rating	6/30/08	12/31/07

AAA/Aaa	19%	38%
AA/Aa	22	16
A	30	17
BBB/Baa	11	11
BB/Ba	3	2
B/B	3	3
CCC/Caa	—	2
Not Rated[6]	12	11

[5]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2008 and December 31, 2007, the market value of these securities was $1,138,848 representing 2% and $1,149,967 representing 2%, respectively, of the Trust’s long-term investments.

4	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

The Benefits and Risks of Leveraging

The Trust utilizes leverage to seek to enhance the yield and NAV of its Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trust issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust’s Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund’s Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares’ NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s Preferred Shares do not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common Shares may also decline.

In addition, the Trust may from time to time leverage its assets through the use of tender option bond (“TOB”) programs. In a typical TOB program, the Trust transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Trust. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Trust, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Trust. In connection with managing the Trust’s assets, the Trust’s investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Trust with economic benefits in periods of declining short-term interest rates, but expose the Trust to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trust, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Trust’s NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Trust is permitted to issue Preferred Shares in an amount up to 50% of its total managed assets at the time of issuance. The Trust also anticipates that its total economic leverage, which includes Preferred Shares and TOBs, will not exceed 50% of its total managed assets. As of June 30, 2008, the Trust had economic leverage of 40% of managed assets.

Swap Agreements

The Trust may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	5

Schedule of Investments June 30, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Massachusetts — 160.4%

Massachusetts State College Building Authority, Project Revenue Bonds:
Series A, 5%, 5/01/31 (a)	$1,000	$993,200
Series B, 5.50%, 5/01/39 (b)	825	875,020

Massachusetts State Development Finance Agency, Education Revenue Bonds:
(Middlesex School Project), 5%, 9/01/33	400	397,140
(Xaverian Brothers High School), 5.65%, 7/01/29	250	248,480

Massachusetts State Development Finance Agency, Educational Facility Revenue Bonds (Academy of the Pacific Rim), Series A, 5.125%, 6/01/31 (c)	1,000	807,810

Massachusetts State Development Finance Agency, First Mortgage Revenue Bonds, Series A:
(Edgecombe Project), 6.75%, 7/01/21	855	908,523
(Overlook Communities Inc.), 6.125%, 7/01/24	850	795,736
(Symmes Life Care, Inc. — Brookhaven at Lexington), 5%, 3/01/35	1,250	1,163,000

Massachusetts State Development Finance Agency, Human Service Provider Revenue Bonds (Seven Hills Foundation & Affiliates), 5%, 9/01/35	500	454,455

Massachusetts State Development Finance Agency, Resource Recovery Revenue Bonds (Ogden Haverhill Associates), AMT, Series A, 6.70%, 12/01/14	695	712,590

Massachusetts State Development Finance Agency Revenue Bonds:
(Belmont Hill School), 5%, 9/01/11 (d)(e)	1,100	1,172,215
(Boston University), Series T-1, 5%, 10/01/39 (a)	1,000	969,640
(College of Pharmacy and Allied Health Services), Series D, 5%, 7/01/27 (f)	500	503,815
(Franklin W. Olin College), Series B, 5.25%,7/01/33 (b)	400	387,028
(Linden Ponds, Inc. Facility), Series A,5.75%, 11/15/35	1,000	869,700
(Massachusetts College of Pharmacy and Health Sciences), 5.75%, 7/01/13 (d)(e)	1,000	1,114,750
(Massachusetts Council of Human Service Providers, Inc.), Series C, 6.60%, 8/15/29	425	384,302
(Smith College), 5%, 7/01/35	2,000	2,015,260
(Volunteers of America — Ayer Limited Partnership), AMT, Series A, 6.20%, 2/20/46 (g)	495	514,523
(WGBH Educational Foundation), Series A, 5.75%,1/01/42 (a)	1,100	1,249,149
(Western New England College), 5.875%, 12/01/12 (d)	600	652,704
(The Wheeler School), 6.50%, 12/01/29	540	551,189
(Williston Northampton School Project), 5%,10/01/25 (b)	500	479,860
(Worcester Polytechnic Institute), 5%, 9/01/27 (h)	1,985	1,995,024

Massachusetts State Development Finance Agency, Revenue Refunding Bonds:
(Boston University), Series P, 5.45%, 5/15/59	1,500	1,452,345
(Clark University), 5.125%, 10/01/35 (b)	500	489,180

Municipal Bonds	Par (000)	Value

Massachusetts (continued)

Massachusetts State Development Finance Agency, Revenue Refunding Bonds: (concluded)
(Western New England College), Series A, 5%, 9/01/33 (f)	$1,500	$1,493,505
(Wheelock College), Series C, 5.25%, 10/01/37	1,000	949,830

Massachusetts State, HFA, Housing Revenue Bonds, AMT, Series A, 5.25%, 12/01/48	1,000	917,420

Massachusetts State Health and Educational Facilities Authority, Healthcare System Revenue Refunding Bonds (Covenant Health System):
6%, 1/01/12 (d)(e)	170	186,522
6%, 1/01/12 (d)(e)(i)	85	93,261
6%, 7/01/22	630	657,581
6%, 7/01/31	315	322,541

Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
(Baystate Medical Center), Series F,5.75%, 7/01/33	1,000	1,006,020
(Berkshire Health System), Series E,6.25%, 10/01/31	350	355,898
(Berkshire Health System), Series F,5%, 10/01/19	1,000	1,036,840
(Harvard University), Series FF, 5.125%, 7/15/37	1,350	1,368,482
(Lahey Clinic Medical Center), Series D,5.25%, 8/15/37	1,000	992,560
(Milford-Whitinsville Hospital), Series D,6.35%, 7/15/12 (d)(e)	750	837,855
(Northeastern University), Series R, 5%, 10/01/33	750	737,265
(Simmons College), Series F, 5%, 10/01/13 (d)(j)	1,000	1,074,830
(University of Massachusetts), Series C, 5.125%,10/01/34	230	226,490
(Wheaton College), Series D, 6%, 1/01/18	1,130	1,138,848

Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds:
(Bay Cove Human Services Issue), Series A,5.90%, 4/01/28	775	730,151
(Berklee College of Music), Series A,5%, 10/01/37	1,000	980,340
(Boston College), Series N, 5.125%, 6/01/37	1,000	1,008,040
(Caregroup, Inc.), Series E-1, 5%, 7/01/28	500	476,895
(Christopher House), Series A, 6.875%, 1/01/29	490	489,196
(Learning Center For Deaf Children), Series C,6.125%, 7/01/29	495	473,621
(Massachusetts Institute of Technology), Series L,5%, 7/01/23	500	537,255
(Partners Healthcare System), Series C, 5.75%,7/01/11 (d)(e)	480	521,011
(Partners Healthcare System), Series C,5.75%, 7/01/32	20	20,368
(Partners Healthcare System), VRDN, Series D-1,1.45%, 7/01/35 (j)	500	500,000
(Valley Regional Health System), Series C, 5.75%,7/01/18 (k)	395	395,640
(Wellesley College), 5%, 7/01/33	1,500	1,510,545

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
HFA	Housing Finance Agency
PCR	Pollution Control Revenue Bonds
SIFMA	Securities Industry and Financial Markets Association
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Massachusetts (concluded)

Massachusetts State Industrial Finance Agency, Health Care Facility Revenue Bonds (Age Institute of Massachusetts Project), 8.05%, 11/01/25	$715	$720,198

Massachusetts State Industrial Finance Agency, PCR (General Motors Corporation), 5.55%, 4/01/09	1,500	1,475,370

Massachusetts State Industrial Finance Agency Revenue Bonds (Wentworth Institute of Technology), 5.75%, 10/01/08 (d)(e)	400	411,924

Rail Connections, Inc., Massachusetts, Capital Appreciation Revenue Bonds (Route 128 Parking Garage), Series B, 6.53%, 7/01/09 (e)(l)(m)	1,000	491,320

University of Massachusetts Building Authority, Project Revenue Refunding Bonds, Senior Series 04-1, 5.125%, 11/01/14 (a)(d)(e)	500	544,605

Total Municipal Bonds (Cost — $46,973,572) — 158.6%		46,838,865

Municipal Bonds Transferred to Tender Option Bond Trusts (n)	Par (000)	Value

Massachusetts

Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (f)	$1,999	$2,031,020

Total Municipal Bonds Transferred to Tender Option Bond Trusts (Cost — $2,069,605) — 6.9%		2,031,020

Total Investments (Cost — $49,043,177*) — 165.5%		48,869,885
Other Assets Less Liabilities — 2.3%		672,977

Liability for Trust Certificates, Including Interest Expense and Fees Payable — 5.1%		(1,503,265)
Preferred Shares, at Redemption Value — (62.7%)		(18,508,601)

Net Assets Applicable to Common Shares — 100.0%		$29,530,996

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$47,366,622

Gross unrealized appreciation	$1,078,847
Gross unrealized depreciation	(1,075,584)

Net unrealized appreciation	$3,263

(a)	AMBAC Insured.

(b)	XL Capital Insured.

(c)	FSA Insured.

(d)	Radian Insured.

(e)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Assured Guaranty Insured.

(g)	GNMA Collateralized.

(h)	MBIA Insured.

(i)	FGIC Insured.

(j)	Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(k)	Connie Lee Insured.

(l)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.

(m)	ACA Insured.

(n)

Security represents bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. This security serves as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

•	Forward interest rate swaps outstanding as of June 30, 2008 were as follows:

	Notional Amount (000)	Unrealized Depreciation

Pay a fixed rate of 3.837% and receive a floating rate based on 1-week SIFMA rate

Broker, JPMorgan Chase Expires September 2023	$2,500	$(31,767)

•

Effective January 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Trust’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1	—	—
Level 2	$48,869,885	$(31,767)
Level 3	—	—

Total	$48,869,885	$(31,767)

*	Other financial instruments are swaps.

See Notes to Financial Statements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	7

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $49,043,177)	$48,869,885
Cash	79,523
Interest receivable	818,071
Prepaid expenses	11,460

Total assets	49,778,939

Accrued Liabilities

Unrealized depreciation on forward interest rate swaps	31,767
Income dividends payable — Common Shares	114,859
Investment advisory fees payable	20,801
Interest expenses and fees payable	3,265
Other affiliates payable	402
Officer’s and Trustees’ fees payable	66
Other accrued expenses payable	68,182

Total accrued liabilities	239,342

Other Liabilities

Trust certificates[1]	1,500,000

Total Liabilities	1,739,342

Preferred Shares

Preferred Shares, at redemption value, par value $0.01 per share (185 Series A Shares and 185 Series B Shares authorized, issued and outstanding at $50,000 per share liquidation preference)	18,508,601

Net Assets Applicable to Common Shares

Net assets applicable to Common Shares	$29,530,996

Net Assets Applicable to Common Shareholders Consist of

Common Shares, par value $0.01 per share, unlimited authorized (2,344,067 shares issued and outstanding)	$23,441
Paid-in capital in excess of par	29,660,491
Undistributed net investment income	355,307
Accumulated net realized loss	(303,184)
Net unrealized appreciation/depreciation	(205,059)

Net assets, $12.60 net asset value per Common Share	$29,530,996

Statement of Operations

Six Months Ended June 30, 2008 (Unaudited)

Investment Income

Interest	$1,285,391

Expenses

Investment advisory	124,403
Professional	37,054
Commissions for Preferred Shares	21,013
Printing	19,693
Transfer agent	11,475
Accounting services	9,228
Custodian	2,349
Officer and Trustees	1,725
Miscellaneous	13,427

Total expenses excluding interest expense and fees	240,367
Interest expense and fees[2]	3,742

Total expenses	244,109
Less fees paid indirectly	(27)

Total expenses after fees paid indirectly	244,082

Net investment income	1,041,309

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(146,830)
Forward interest rate swaps	15,000

(131,830)

Net change in unrealized appreciation/depreciation on:
Investments	(1,060,930)
Forward interest rate swaps	(25,242)

(1,086,172)

Total realized and unrealized loss	(1,218,002)

Dividends to Preferred Shareholders From

Net investment income	(319,938)

Net Decrease in Net Assets Resulting from Operations	$(496,631)

[1]	Represents short-term floating rate certificates issued by tender option bond trusts.

[2]	Related to tender option bond trusts.

See Notes to Financial Statements.

8	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

Operations

Net investment income	$1,041,309	$2,150,393
Net realized loss	(131,830)	(90,387)
Net change in unrealized appreciation/depreciation	(1,086,172)	(1,821,519)
Dividends to Preferred Shareholders from net investment income	(319,938)	(718,637)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(496,631)	(480,150)

Dividends and Distributions to Common Shareholders From

Net investment income	(689,155)	(1,378,312)
Net realized gain	—	(5,635)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(689,155)	(1,383,947)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shares	(1,185,786)	(1,864,097)
Beginning of period	30,716,782	32,580,879

End of period	$29,530,996	$30,716,782

End of period undistributed net investment income	$355,307	$323,091

See Notes to Financial Statements.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	9

Financial Highlights

	Six Months Ended June 30, 2008 (Unaudited)
			Year Ended December 31,

			2007	2006	2005	2004[1]	2003

Per Share Operating Performance

Net asset value, beginning of period	$13.10		$13.90	$13.59	$13.74	$13.91	$13.76

Net investment income[2]	0.44		0.92	0.90	0.83	0.82	0.93
Net realized and unrealized gain (loss)	(0.51)		(0.82)	0.47	0.15	0.08	0.07
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.14)		(0.31)	(0.25)	(0.11)	(0.03)	(0.03)
Net realized gain	—		—	(0.03)	(0.01)	(0.01)	—

Net increase (decrease) from investment operations	(0.21)		(0.21)	1.09	0.86	0.86	0.97

Dividends and distributions to Common Shareholders from:
Net investment income	(0.29)		(0.59)	(0.68)	(0.78)	(0.87)	(0.82)
Net realized gain	—		— [3]	(0.10)	(0.13)	(0.16)	—

Total dividends and distributions to Common Shareholders	(0.29)		(0.59)	(0.78)	(0.91)	(1.03)	(0.82)

Capital charges with respect to issuance of Preferred Shares	—		—	—	(0.10)	—	—

Net asset value, end of period	$12.60		$13.10	$13.90	$13.59	$13.74	$13.91

Market price, end of period	$11.74		$11.95	$13.10	$13.60	$16.24	$15.26

Total Investment Return[8]

Based on net asset value	(1.47	)% [4]	(1.23)%	8.30%	5.46%	6.08%	7.26%

Based on market price	0.64%[4]		(4.40)%	1.99%	(10.71)%	14.29%	20.11%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after fees paid indirectly and excluding interest expense and fees[5,6]	1.60%[7]		1.47%	1.64%	1.30%	1.45%	1.16%

Total expenses after fees paid indirectly[5]	1.62%[7]		1.47%	1.64%	1.30%	1.45%	1.16%

Total expenses[5]	1.62%[7]		1.47%	1.64%	1.30%	1.45%	1.16%

Net investment income	6.93%[7]		6.78%	6.61%	6.00%	5.97%	6.74%

Dividends to Preferred Shareholders	2.13%[7]		2.27%	2.07%	0.76%	0.24%	0.25%

Net investment income to Common Shareholders	4.80%[7]		4.51%	4.54%	5.24%	5.73%	6.49%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$29,531		$30,717	$32,581	$31,792	$32,076	$32,390

Preferred Shares outstanding at liquidation preference, end of period (000)	$18,500		$20,000	$20,000	$20,000	$10,000	$10,000

Portfolio turnover	4%		18%	9%	16%	21%	26%

Asset coverage, end of period (000)	$2,596		$2,536	$2,629	$2,590	$4,208	$4,239

[1]	On September 1, 2004, Fund Asset Management, L.P. became the Advisor, which combined with BlackRock, Inc. on September 26, 2006.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($0.01) per share.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

[8]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

10	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Swap agreements are valued by quoted fair values received daily by the Trust’s pricing service or through brokers.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Trust may engage in various portfolio investment strategies to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Forward interest rate swaps — The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement. The Trust generally intends to close each forward interest rate swap before the accrual date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trust leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Trust has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Trust include the right of the Trust (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Trust. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal securities. The Trust’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Trust’s Schedule of Investments and the proceeds from the transaction are reported as a liability of the Trust.

Interest income from the underlying securities is recorded by the Trust on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trust. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of June 30, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $2,031,020, the related liability for trust certificates was $1,500,000 and the interest rate on the trust certificates was 1.691%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Trust’s investments in TOBs likely will adversely affect the Trust’s net investment income and dividends to Common Shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Trust’s net asset value per share.

Zero-Coupon Bonds: The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	11

Notes to Financial Statements (continued)

greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Trust amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to holders of Preferred shareholders are accrued and determined as described in Note 4.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on the Trust’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trust’s deferred compensation liability, if any, are included in other assets on the Statement of Assets and Liabilities.

Other: Expenses directly related to the Trust are charged to that Trust. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily value of the Trust’s net assets, plus the proceeds from the issuance of Preferred Shares and TOBs. Average daily net assets is the average daily value of the Trust’s total assets minus the sum of its accrued liabilities.

For the six months ended June 30, 2008, the Trust reimbursed the Advisor $347 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $2,158,410 and $1,708,336, respectively.

12	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Notes to Financial Statements (continued)

4. Share Transactions:

The Trust is authorized to issue an unlimited number of common shares, par value of $0.01 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended June 30, 2008 and the year ended December 31, 2007 remained constant.

Preferred Shares

Preferred Shares of the Trust have a par value of $0.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2008 were as follows: Series A, 2.602% and Series B, 2.569%.

On June 2, 2008, the Trust announced the following redemptions of Preferred Shares at a price of $50,000 per share plus any accrued and unpaid dividends through the redemption date:

	Redemption Date	Shares Redeemed	Aggregate Price

Series A	6/12/2008	15	$750,000
Series B	6/11/2008	15	$750,000

The Trust financed the Preferred Shares redemptions with cash received from TOB transactions.

Shares issued and outstanding during the year ended December 31, 2007 remained constant.

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for each successive dividend period until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the six months ended June 30, 2008, the Preferred Shares of the Trust were successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for the Trust for the six months ended June 30, 2008 were as follows:

	Low	High	Average

Series A	2.536%	4.356%	3.296%
Series B	2.536%	4.356%	3.160%

Since February 13, 2008, the Preferred Shares of the Trust failed to clear any of its auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 2.56% to 4.36%. A failed auction is not an event of default for the Trust but it is a liquidity event for the holders of the Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. An auction for the Trust’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference.

The Trust may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	13

Notes to Financial Statements (concluded)

The Preferred Shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust, as set forth in the Trust’s Certificate of Vote of Trustees, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for the Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change the Trust’s subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Concentration Risk:

The Trust’s investments are concentrated in Massachusetts, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons and there is no assurance that the insurer will meet its obligation.

6. Capital Loss Carryforward:

As of December 31, 2007, the Trust had a capital loss carryforward of $35,869, all of which expires in 2015. This amount will be available to offset future realized capital gains.

7. Subsequent Event:

The dividends declared on Preferred Shares for the period July 1, 2008 to July 31, 2008 were as follows: Series A, $20,251 and Series B, $21,659.

The Trust paid a tax-exempt income dividend to holders of Common Shares in the amount of $0.049 per share on August 1, 2008 to shareholders of record on July 15, 2008.

14	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) met in April and May 2008 to consider approving the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment adviser. The Board also considered the approval of the Fund’s subadvisory agreement (the “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Investment Management, LLC (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of Directors of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of the Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by the Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper, Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of the Fund, including comparisons of the Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as the Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	15

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund’s performance record and how such performance compares to the Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Fund. The Advisors and their affiliates provided the Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund’s website; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund’s historic performance and the Fund’s performance compared to its Peers. More specifically, the Fund’s one-, three- and five-year total returns (as applicable) were evaluated relative to its Peers (including the Peers’ median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that the Fund performed below the median of its Peers for at least two of the one-, three- and five-year periods reported. The Board then discussed with representatives of BlackRock the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board noted that only 5 of the Fund’s 46 Peers are Massachusetts funds like the Fund while the remaining Peers are other state funds. The Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving the Fund’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage the Fund.

After considering this information, the Boards concluded that the performance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund’s Agreements should be renewed.

16	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund’s current management fee structure and the Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing the Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund’s shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	17

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that the Fund’s fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.

18	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chair of the Board,
Chair of the Audit Committee and Trustee
G. Nicholas Beckwith, III, Trustee
Richard S. Davis, Trustee
Kent Dixon, Trustee
Frank J. Fabozzi, Trustee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Custodian

State Street Bank and Trust Company
Boston, MA 02101

Transfer Agents

Common Shares:

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Preferred Shares:

Deutsche Bank Trust Company
New York, NY 10018

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	19

Additional Information

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Electronic Delivery

Electronic copies of most financial reports are available on the Trust’s website. Shareholders can sign up for e-mail notifications of quarterly statements and annual and semi-annual reports by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

20	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

Additional Information (continued)

General Information

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Deposit Securities

Effective May 30, 2008, following approval by the Trust’s Board and the applicable ratings agencies, the definition of “Deposit Securities” in the Trust’s Certificate of Vote of Trustees was amended in order to facilitate the redemption of the Trust’s Preferred Shares. The following phrase was added to the definition of “Deposit Securities” found in the Trust’s Certificate of Vote of Trustees:

    ; provided, however, that solely in connection with any redemption of AMPS, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Trust, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date; and (ii) cash amounts due and payable to the Trust out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008	21

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Board of the Trust has delegated the voting of proxies for Trust securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Trust and its stockholders. From time to time, a vote may present a conflict between the interests of the Trust’s stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Trust or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.

22	THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST	JUNE 30, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
100 Bellevue Parkway
Wilmington, DE 19809

#MHET-6/08

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable
12(b) –	Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health & Education Tax-Exempt Trust

By:	/s/ Donald C. Burke
Donald C. Burke Chief Executive Officer of The Massachusetts Health & Education Tax-Exempt Trust

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke Chief Executive Officer (principal executive officer) of The Massachusetts Health & Education Tax-Exempt Trust

Date: August 22, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of The Massachusetts Health & Education Tax-Exempt Trust

Date: August 22, 2008

3